Q4 2012 Earnings Release February 7, 2013 Exhibit 99.2

Forward Looking Statements

This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,”
“expect,” “project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the
“Company”) from ITT Corporation in 2011, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.

Q4’12 Financial Highlights
•
Orders: $926 Million; up 3% (Constant Currency*)
•
Revenue: $969 Million, down 3%
•
Gross Margin: 39.4%, up 150 bps
•
Operating Margin: 13.4%*, up 140 bps
•
EPS:  $0.47*, up +21% on Normalized Basis
Full Year 2012 Financial Highlights
•
Orders: $3.8 Billion; Backlog $647 million
•
Revenue: $3.8 Billion, up 2.5% (Constant Currency*)
•
Gross Margin: 39.6%, up 120 bps
•
Operating Margin: 12.9%*, up 100 bps on a
Normalized Basis
•
EPS:  $1.77*, up +7% on Normalized Basis
•
FCF: $312 Million*, 100% Conversion
Business Update

Delivered Strong Operating Performance Despite Macro Challenges
Delivered Strong Operating Performance Despite Macro Challenges
* See Appendix for Non-GAAP Reconciliations
Advancing Our Strategic Position
•
PIMS Group Acquisition Enhances Global
Aftermarket & Services Business
•
MJK & Heartland Pump Integrations
Underway; EPS Neutral in 2012
•
Significant Restructuring & Realignment
Actions to Primarily Reposition European
Business +$0.13 EPS in 2013
Deploying Innovative New Product
Applications & Services
•
2012 Vitality Index +25%  from 2011
•
Middle East Expansion – Transport,
Treatment, Dewatering & Analytics
Applications
Dividend Increase +15%

PIMS
GROUP

24/7
nationwide
coverage

xylem
Let's Solve Water

Acquisition Overview

Overview
- Purchase Price $57M
- ‘12 Rev $38M
- 220 Employees
- Installation &
Private Sectors
Maintenance Services
- Enhances Global AM&S
- Accelerates Expansion into
Contract Services
- Increases Regional Scale  &
Served Market
Strategic Rationale
PIMS Group
Enhances Xylem’s Global Aftermarket Services
- 24/7 Support >10K Sites
- Municipal, Industrial &

Operating Income *
Q4 Growth
Organic -3%
Acquisition 0%
Constant Currency -3%
FX 0%
Total -3%
Q4’12 Xylem Performance

-3%
* See appendix for non-GAAP reconciliations
(Dollars, In Millions)
(Dollars, In Millions)
Organic Performance
By End Market By Geography
Industrial Europe
Public Utility U.S.
Commercial Emerging Markets
Residential
Agriculture
Operating Margin Expansion +140 Bps
Cost Reductions
Price
Acquisitions
Vol/Mix/Invest
Cost Reductions Drive Cost Reductions Drive
Significant Margin Expansion Significant Margin Expansion
Q4'11
Op Margin*
Operations FX Material,
Labor,
& OH
Inflation
Q4'12
Op Margin
Before Stand-
Alone Costs*
Stand-
Alone
Costs
Q4'12
Op Margin*
12.0%
13.6%
13.4%
2.9%
0.2%
4.3%
0.2%
Q4'11 Q4'12
1,003
969
Q4'11 Q4'12
120
130
+8%
+3.9%
+1.1%
-0.1%
-0.6%
Revenue

Q4’12 Xylem Performance

Operations Drives Strong EPS Performance +21%
Stand-Alone
Separation Costs
Special Tax
Q4’12 EPS *
+21% Normalized +21% Normalized
EPS Performance EPS Performance
* See Appendix for Non-GAAP Reconciliations
Operational Performance:
Core Operations
Acquisitions
FX Translation
Operating Tax Rate
Separation Costs ($0.03)
Restruct. &
Realign. Costs ($0.07)
Special Tax $0.02
Q4'11
GAAP EPS
Adjustments Normalized
Q4'11 EPS
Operational
Performance
Adjusted
Q4'12 EPS
Adjustments Q4'12
GAAP EPS
$0.28
$0.39
$0.47
$0.39
$0.08
$0.11
$0.08
($0.01)
$0.10
$0.02
$0.08
$     -
$     -
$     -

Operating Income *
* See Appendix for Non-GAAP Reconciliations
(Dollars, In Millions)
(Dollars, In Millions)
Q4 Growth Q4 Growth
Organic -7%
Acquisition +2%
Constant Currency -5%
FX -1%
Total -6%
(Organic Performance)
Transport -5%
Public Utility … Weak Capital Project Market
Industrial Dewatering Down … U.S. Drought & Lower
Demand for Fracking Applications
Disaster Recovery for Super Storm Sandy
Public Utility … Weak Capital Project Market
Industrial … Tough PY Comp
Cost Reductions
Price
Acquisition
Vol/Mix/Invest
Operating Margin Expansion +120 Bps
Q4’12 Water Infrastructure Performance
Q4'11
Op Margin*
Operations FX Material,
Labor,
& OH
Inflation
Q4'12
Op Margin*
15.3%
16.5%
2.7%
3.6%
0.3%
Cost Reductions Drive Cost Reductions Drive
Significant Margin Expansion Significant Margin Expansion
Q4'11 Q4'12
104
105
+1%
Q4'11 Q4'12
679
637
-6%
Treatment -18%
Test +1%
+3.8%
Revenue
+0.7%
-0.2%
-0.7%

Operating Margin Expansion +240 Bps
Operating Income *
* See Appendix for Non-GAAP Reconciliations
(Dollars, In Millions)
(Dollars, In Millions)
(Organic Performance)
•
Building Services 2%
+
U.S. Residential & Commercial
+
Super Storm Sandy
–
Europe/Middle East Market Weakness
•
Industrial Water +6%
+
Favorable Across Most Regions
+
Timing of Shipments … F&B/O&G Strength
•
Irrigation +4%
+
Europe Improvement off of a Low Base
Q4 Growth
Organic +4%
Acquisition -%
Constant Currency +4%
FX -1%
Total +3%
Cost Reductions
Price
Vol/Mix/Invest
Cost Reductions Drive Cost Reductions Drive
Significant Margin Expansion Significant Margin Expansion
Q4’12 Applied Water Performance
+4.0%
+1.8%
- 0.3%
Q4'11
Op Margin
Operations FX Material,
Labor,
& OH
Inflation
Q4'12
Op Margin *
9.2%
11.6%
3.2%
5.5%
0.1%
Q4'11 Q4'12
336
346
+3%
Q4'11 Q4'12
31
+29%
40
Revenue

2012 Xylem Financial Position

Strong Cash Flow Performance … Healthy Balance Sheet Provides Flexibility
Free Cash Flow *
• Free Cash Flow Growth
• Higher Cash Taxes
• Full Year of Interest
• Stand-Alone Costs
• Capex > 1 reinvestment ratio
Capital Summary/Liquidity
• Strong cash position
• No Significant Debt Maturities Until 2016
• 25% Net Debt to Net Capital
• 1.1x Net Debt/Adj. TTM EBITDA
• $600M Revolving Credit Facility - Unutilized
• Access to Commercial Paper - Unutilized
Working Capital as % Revenue **
FCF% 111% 100%
December 31, 2012
Cash 504
Debt 1,205
Net Debt 701
Shareholders’ Equity 2,074
Net Capital 2,775
Net Debt to Net Capital 25%
(Dollars, In Millions)
(Dollars, In Millions)
* See Appendix for Non-GAAP Reconciliations
** (AR+INV-AP-Customer Advances) / Revenue (Adjusted for Acquisitions)
2011 FX Operations 2012
21.7%
22.5%
0.2%
1.0%
2011 2012
388
312

2013 Guidance

2013 Key Focus Areas

Drive
Growth
Initiatives
Improve
Business
Sustainability
Deliver
Customer
Value
•
Deploy Innovative
Solutions
•
Invest in Growth
Platforms
•
Accelerate
Geographic
Expansion
•
Cost Structure
Optimization
•
Business
Simplification
•
Operational
Excellence
•
Customer
Excellence
•
Xylem Total Care
•
Application
Expertise
Balanced Goals to Position Xylem for Sustained Profitable Growth
Balanced Goals to Position Xylem for Sustained Profitable Growth

Strong Performance
Drought Impact & Nat. Gas Fracking Decline
Sequential Improvement
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

xylem
Let's Solve Water

Revenue Profile

• Total Growth +19%
• Organic Revenue +7%
• Acquisitions +8%
• Project Orders Start to Slow
• Organic Revenue Flat
• Weak End Markets
• Europe Resilient
• U.S. Industrial Slows in 2H
• Cap Project Delays
• 1Q - Down MSD
• 1H - Down LSD; 2H - Up LSD
• Europe Remains Stable
• U.S. Strengthening in 2H
• Emerging Markets +HSD
• European Crisis
• Fiscal Cliff /
Super Storm Sandy
• U.S. Industrial Slows
TTM Revenues
As Reported
* See Appendix for Non-GAAP Reconciliations
------------ Public Utility Large Capital Project Delays ------------
2011
2012 2013
Gaining Momentum Through 2013

• U.S. Slight 2H Improvement
• Europe Challenged
End Markets

• Stable OPEX Market
• No Change in Capital Projects
• U.S. Flat Through 3Q of ’13
• Europe Challenged
• Continued Slow Growth Environment
• U.S. Driven by Replacement
• Tough 2012 Compare in U.S.
Driven by Drought Conditions
(~ 43% of ’12 Revenue)
(~ 35% of ’12 Revenue)
(~ 11% of ’12 Revenue)
(~ 8% of ’12 Revenue)
(~ 3% of ’12 Revenue)
Industrial
Public Utility
Commercial
Residential
Agriculture
Flat
Flat to Up
Low Single
Digit
Flat to Up
Low Single
Digit
Flat
Flat to Up
Low Single
Digit
Projected ‘13
XYL Growth
Challenging Market Conditions Exiting 2012

2013 Financial Guidance Summary

2013 Full Year 2013 Full Year
Financial Outlook Financial Outlook
Growth Growth
2013E vs. 2012 2013E vs. 2012
Revenue
(Mid-Point)
Total Growth Organic Acquisition FX
Xylem Consolidated ~$3,915M ~3 - 4%                   0 - 1%                   2%                  1%
Water Infrastructure ~$2,530M ~4 - 5%                   0 - 1%                   3%                  1%
Applied Water ~$1,450M ~1 - 2%                   0 - 1%                   0%                  1%
Segment Margin * 13.8% - 14.3% -50 bps to Flat
Operating Margin * 12.3% - 12.8% -60 to -10 bps
EPS *  $1.80 - $1.90 $1.85 Mid Point
Free Cash Flow Conversion ~95% Restructuring Pmts, Realignment Capex, & CHQ Relocation
Guidance Assumptions:
Operating Tax Rate ~21% 1H’13 Rate: ~22%; 2H’13 Rate: ~20%
Share Count ~186.4M Share Repurchase Program to Maintain Current Share Count
Items Excluded from EPS:
Restructuring &
Realignment Costs
~$60M - $70M
Restructuring Costs: ~$40M to $50M
* See Appendix for Non-GAAP Reconciliations

2013 Guidance

OI% 12.9% (10) bps (40) bps 50 bps (30) bps 12.6%
Run Rate
Costs
(Guidance Mid-Point)
* See Appendix for Non-GAAP Reconciliations
Higher
Pension
Costs $(0.02)
Net EPS
Benefit
Driven by
Tax Rate
Reduction
Cost Savings Initiatives & Productivity Drive
50 bps Core Margin Expansion
Realignment Delivers Additional EPS Growth … Top Line Provides Upside
$1.77
$-
$0.07
$0.03 $1.85
EPS* & Operating Margin *
Remaining
1xSpin Costs
FX/Acq Core
Operations
European
Realignment
Adjusted
FY’13 EPS
Adjusted
FY’12 EPS
$0.02

Summary

2012 Performance
•
Advanced Our Strategic Position
•
Deployed Innovative New Products & Services
•
Delivered Strong Financial Performance Despite Macro Challenges
Looking Ahead to 2013
•
Investing for Long-Term Growth
•
Restructuring & Realignment Actions Improve Competitive Position
& Increase Efficiency & Effectiveness
•
Strong Financial Position Provides Flexibility

Appendix

Quarterly Financial Performance

($M, Except
EPS)
FY’10 Q1’11 Q2’11 Q3’11 Q4’11 FY’11 Q1’12 Q2’12 Q3’12 Q4’12 FY’12
Revenue 3,202 890 971 939 1,003 3,803 925 966 931 969 3,791
COGS 1,988 553 592 574 623 2,342 562 583 557 587 2,289
Gross Profit 1,214 337 379 365 380 1,461 363 383 374 382 1,502
SG&A 737 210 219 215 233 877 231 220 231 232 914
R&D 74 24 26 23 27 100 28 28 24 26 106
Separation Costs - 3 18 46 20 87 5 6 4 7 22
Restructuring &
Asset Impairment
Charges, net 15 - - 2 - 2 - - 4 13 17
Op Income 388 100 116 79 100 395 99 129 111 104 443
Interest Expense - - 1 1 15 17 14 13 14 14 55
Other Non-Op - 1 - 4 - 5 (1) (1) 3 (1) -
Income before Tax 388 101 115 82 85 383 84 115 100 89 388
Tax 59 23 43 5 33 104 21 26 28 16 91
Net Income 329 78 72 77 52 279 63 89 72 73 297
EPS – Diluted * $1.78 $0.42 $0.39 $0.42 $0.28 $1.50 $0.34 $0.48 $0.38 $0.39 $1.59
* On October 31, 2011, Xylem Inc. completed the spin-off through a tax-free stock dividend to ITT Corporation’s shareholders.  ITT
Corporation shareholders received one share of our common stock for each share of ITT common stock.  As a result on October 31,
2011, we had 184.6 million shares of common stock outstanding and this share amount is being utilized to calculate earnings per share for all periods presented prior to the spin-off.

Non-GAAP Measures

Management views key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, free cash flow, working capital, and backlog, among others.  In addition, we consider certain measures to be useful to management and investors evaluating  our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets.  This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives.  These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
“Organic revenue" and "Organic orders” defined as revenue and orders, respectively, excluding the impact of foreign currency fluctuations, intercompany transactions, and contributions from acquisitions and divestitures. Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation.  The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.
“Constant currency” defined as financial results adjusted for currency translation impacts by translating current period and prior period activity using the same currency conversion rate.  This approach is used for countries whose functional currency is not the U.S. dollar.
“EBITDA”
defined as earnings before interest, taxes, depreciation, amortization expense, and share-based compensation. “Adjusted EBITDA”
reflects the adjustment to EBITDA to exclude for non-recurring separation costs associated with the Xylem spin-off from ITT Corporation as well as non-recurring restructuring and realignment costs.
"Adjusted Operating Income", "Adjusted Segment Operating Income", and “Adjusted EPS” defined as operating income and earnings per share, adjusted to exclude non-recurring separation costs associated with the Xylem spin-off from ITT Corporation, non-recurring restructuring and realignment costs and tax-related special items.
“Normalized EPS” defined as adjusted earnings per share, as well as adjustments to reflect the incremental current period amount of interest expense and stand alone costs in the prior comparable period.
“Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance.  Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.

Non-GAAP Reconciliation:
Organic & Constant Currency Revenue Growth

Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (B + D) / A
Change % Change Change % Change
Revenue Revenue 2012 v. 2011 2012 v. 2011 FX Contribution Eliminations Adj. 2012 v. 2011 Adj. 2012 v. 2011
2012 2011
Year Ended December 31, 2012
Xylem Inc. 3,791 3,803 (12) -0.3% (94) 108 - 2 0.1% 2.5%
Water infrastructure 2,425 2,416 9 0.4% (94) 80 (1) (6) -0.2% 3.7%
Applied Water 1,424 1,444 (20) -1.4% - 32 (3) 9 0.6% 0.8%
Quarter Ended December 31, 2012
Xylem Inc. 969 1,003 (34) -3.4% (7) 7 - (34) -3.4% -2.7%
Water Infrastructure 637 679 (42) -6.2% (7) 5 (1) (45) -6.6% -5.4%
Applied Water 346 336 10 3.0% - 2 - 12 3.6% 3.6%
Quarter Ended September 30, 2012
Xylem Inc. 931 939 (8) -0.9% (21) 38 - 9 1.0% 3.2%
Water infrastructure 595 584 11 1.9% (21) 28 - 18 3.1% 6.7%
Applied Water 350 368 (18) -4.9% - 12 (2) (8) -2.2% -1.6%
Quarter Ended June 30, 2012
Xylem Inc. 966 971 (5) -0.5% (32) 49 - 12 1.2% 4.5%
Water infrastructure 609 602 7 1.2% (32) 37 (1) 11 1.8% 7.3%
Applied Water 373 385 (12) -3.1% - 13 (1) - 0.0% 0.3%
Quarter Ended March 31, 2012
Xylem Inc. 925 890 35 3.9% (34) 14 - 15 1.7% 5.5%
Water infrastructure 584 551 33 6.0% (34) 10 1 10 1.8% 7.8%
Applied Water 355 355 - 0.0% - 5 - 5 1.4% 1.4%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Revenue
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

Non-GAAP Reconciliation:
Organic & Constant Currency Order Growth

Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (B + D) / A
Change % Change Change % Change
Orders Orders 2012 v. 2011 2012 v. 2011 FX Contribution Eliminations Adj. 2012 v. 2011 Adj. 2012 v. 2011
2012 2011
Year Ended December 31, 2012
Xylem Inc. 3,782 3,847 (65) -1.7% (95) 114 - (46) -1.2% 1.3%
Water infrastructure 2,421 2,454 (33) -1.3% (95) 87 1 (40) -1.6% 2.2%
Applied Water 1,423 1,452 (29) -2.0% - 31 (8) (6) -0.4% 0.1%
Quarter Ended December 31, 2012
Xylem Inc. 926 905 21 2.3% (7) 6 - 20 2.2% 3.0%
Water infrastructure 602 589 13 2.2% (7) 5 1 12 2.0% 3.1%
Applied Water 337 330 7 2.1% - 1 - 8 2.4% 2.4%
Quarter Ended September 30, 2012
Xylem Inc. 882 966 (84) -8.7% (21) 39 - (66) -6.8% -4.7%
Water infrastructure 564 621 (57) -9.2% (21) 29 - (49) -7.9% -4.5%
Applied Water 334 358 (24) -6.7% - 12 (5) (17) -4.7% -3.4%
Quarter Ended June 30, 2012
Xylem Inc. 970 998 (28) -2.8% (30) 51 - (7) -0.7% 2.3%
Water infrastructure 617 632 (15) -2.4% (30) 40 - (5) -0.8% 4.0%
Applied Water 370 383 (13) -3.4% - 13 (2) (2) -0.5% 0.0%
Quarter Ended March 31, 2012
Xylem Inc. 1,004 978 26 2.7% (37) 18 - 7 0.7% 4.5%
Water infrastructure 638 612 26 4.2% (37) 13 - 2 0.3% 6.4%
Applied Water 382 381 1 0.3% - 5 (1) 5 1.3% 1.6%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Order Growth
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

Non-GAAP Reconciliation: Adjusted Diluted EPS

Q1 2012 Q2 2012 Q3 2012 Q4 2012 YTD 2012
Net Income 63                     89                     72                     73                     297
Separation Costs, Net of Tax 4                       4                       3                       5                       16
Restructuring & Realignment, Net of Tax -                  -                  4                       13                     17
Adjusted Net Income before Special Tax Items 67                     93                     79                     91                     330
Special Tax Items -                  (1)                     4                       (3)                     -
Adjusted Net Income 67                     92                     83                     88                     330
Diluted Earnings per Share $0.34 $0.48 $0.38 $0.39 $1.59
Separation Costs per Share $0.02 $0.02 $0.02 $0.03 $0.09
Restructuring & Realignment Costs per Share $0.00 $0.00 $0.02 $0.07 $0.09
Adjusted Diluted EPS before Special Tax Items $0.36 $0.50 $0.42 $0.49 $1.77
Special Tax Items per Share $0.00 ($0.01) $0.02 ($0.02) $0.00
Adjusted Diluted EPS $0.36 $0.49 $0.44 $0.47 $1.77
Q1 2011 Q2 2011 Q3 2011 Q4 2011 YTD 2011
Net Income 78                     72                     77                    52                    279
Separation Costs, Net of Tax 2                       27                     25                    18                    72
Adjusted Net Income before Special Tax Items 80                     99                     102                  70                     351
Special Tax Items -                  4                       (1)                     4                       7
Adjusted Net Income 80                     103                  101                  74                     358
Diluted Earnings per Share $0.42 $0.39 $0.42 $0.28 $1.50
Separation Costs per Share $0.01 $0.15 $0.13 $0.10 $0.39
Adjusted Diluted EPS before Special Tax Items $0.43 $0.54 $0.55 $0.38 $1.89
Special Tax Items per Share $0.00 $0.02 ($0.01) $0.02 $0.04
Adjusted Diluted EPS $0.43 $0.56 $0.54 $0.40 $1.93
Adjusted Diluted EPS
2012 and 2011
($ Millions, except per share amounts)
Xylem Inc. Non-GAAP Reconciliation
Note: YTD EPS  amounts may not equal the sum of the quarterly EPS amounts due to rounding.

Non-GAAP Reconciliation: Normalized and Adjusted EPS

Q4 2011 Q4 2012
As Reported Adjustments Adjusted Adjustments Normalized As Reported Adjustments Adjusted
Total Revenue 1,003                 1,003                   1,003               969                     969
Operating Income 100                     20                        a 120                      (2)                         c 118                    104                     26                        f 130
Operating Margin 10.0% 12.0% 11.8% 10.7% 13.4%
Interest Expense (15)                      (15)                       (15)                     (14)                      (14)
Other Non-Operating Income (Expense) -                      -                       -                    (1)                        (1)
Income before Taxes 85                       20                        105                      (2)                         103                    89                       26                        115
Provision for Income Taxes (33)                      2                          b (31)                       0                          e (31)                     (16)                      (11)                       g (27)
Net Income 52                       22                        74                        (2)                         72                      73                       15                        88
Diluted Shares 185.3                185.3                 185.3               186.5                186.5
Diluted EPS 0.28 $               0.12 $                0.40 $                (0.01) $              0.39 $              0.39 $               0.08 $                0.47 $
YTD 2011 YTD 2012
As Reported Adjustments Adjusted Adjustments Normalized As Reported Adjustments Adjusted
Total Revenue 3,803                 3,803                   3,803               3,791                 3,791
Operating Income 395                     87                        a 482                      (28)                       c 454                    443                     46                        f 489
Operating Margin 10.4% 12.7% 11.9% 11.7% 12.9%
Interest Expense (17)                      (17)                       (39)                       d (56)                     (55)                      (55)
Other Non-Operating Income (Expense) 5                         5                          5                        -                      -
Income before Taxes 383                     87                        470                      (67)                       403                    388                     46                        434
Provision for Income Taxes (104)                    (8)                         b (112)                     16                        e (96)                     (91)                      (13)                       g (104)
Net Income 279                     79                        358                      (51)                       307                    297                     33                        330
Diluted Shares 185.3                185.3                 186.2                186.2
Diluted EPS 1.50 $               0.43 $                1.93 $                (0.27) $              1.66 $              1.59 $               0.18 $                1.77 $
a One time separation costs
b Net tax impact of above items, plus the addition of 2011 special tax items
c Incremental stand alone costs incurred in 2012
d Incremental interest expense on long-term debt incurred in 2012
e Incremental interest expense and stand alone costs incurred in 2012 tax affected using the 2011 effective tax rate, as adjusted
f One time separation, restructuring & realignment costs
g Tax impact of one time separation, restructuring & realignment costs and special tax items
Xylem Inc. Non-GAAP Reconciliation
Normalized and Adjusted Diluted EPS
($ Millions, except per share amounts)
185.3

Non-GAAP Reconciliation: Operating Income
Q4 YTD
'12 '11 '12 '11
Total Revenue
• Total Xylem 969            1,003      3,791          3,803
• Water Infrastructure 637            679         2,425          2,416
• Applied Water 346            336         1,424          1,444
Operating Income
• Total Xylem 104            100         443             395
• Water Infrastructure 89              98            342             343
• Applied Water 35              27            170             160
Operating Margin
• Total Xylem 10.7% 10.0% 11.7% 10.4%
• Water Infrastructure 14.0% 14.4% 14.1% 14.2%
• Applied Water 10.1% 8.0% 11.9% 11.1%
Separation Costs
• Total Xylem 7                 20            22               87
• Water Infrastructure 1                 6              4                 16
• Applied Water -             4              2                 13
Restructuring & Realignment Costs
• Total Xylem 19              -          24               -
• Water Infrastructure 15              -          19               -
• Applied Water 5                 -          5                 -
Adjusted Operating Income*
• Total Xylem 130            120         489             482
• Water Infrastructure 105            104         365             359
• Applied Water 40              31            177             173
Adjusted Operating Margin*
• Total Xylem 13.4% 12.0% 12.9% 12.7%
• Water Infrastructure 16.5% 15.3% 15.1% 14.9%
• Applied Water 11.6% 9.2% 12.4% 12.0%
*Adjusted Operating Income excludes non-recurring separation, restructuring & realignment costs
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

Non-GAAP Reconciliation: Free Cash Flow

2012 2011
Net Cash - Operating Activities 396                       449
Capital Expenditures (112)                      (126)
Free Cash Flow, including separation costs 284                       323
Cash Paid for Separation Costs (incl. Capex) 28                         65
Free Cash Flow, excluding separation costs 312                       388
Net Income 297 279
Separation Costs, net of tax (incl. tax friction) 16 72
Adjusted Net Income 313 351
Free Cash Flow Conversion 100% 111%
Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
Years Ended December 31, 2012 and 2011
($ Millions)
Year Ended

Non-GAAP Reconciliation: Xylem EBITDA & Adj. EBITDA
Q1 Q2 Q3 Q4 YTD
Income Before Taxes 84                        115                      100                           89                             388
Interest Expense (Income), net 13                        13                        12                             13                             51
Depreciation 23                        21                        24                             26                             94
Amortization 11                        12                        12                             13                             48
Stock Compensation 5                          5                          6                               6                               22
EBITDA 136                      166                      154                           147                           603
Separation Costs 5                          6                          4                               7                               22
Restructuring & Realignment Costs -                      -                      5                               19                             24
Adjusted EBITDA 141                      172                      163                           173                           649
Revenue 925                      966                      931                           969                           3,791
Adjusted EBITDA Margin 15.2% 17.8% 17.5% 17.9% 17.1%
Q1 Q2 Q3 Q4 YTD
Income Before Taxes 101                      115                      82                             85                             383
Interest Expense (Income), net -                      -                      1                               16                             17
Depreciation 22                        25                        25                             21                             93
Amortization 11                        10                        11                             12                             44
Stock Compensation 3                          2                          2                               6                               13
EBITDA 137                      152                      121                           140                           550
Separation Costs 3                          18                        46                             20                             87
Adjusted EBITDA 140                      170                      167                           160                           637
Revenue 890                      971                      939                           1,003                        3,803
Adjusted EBITDA Margin 15.7% 17.5% 17.8% 16.0% 16.7%
2011
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Total Xylem
($ Millions)
2012

Non-GAAP Reconciliation: Water Infrastructure EBITDA & Adj. EBITDA
Q1 Q2 Q3 Q4 YTD
Income Before Taxes 75                        93                        86                             88                             342
Interest Expense (Income), net -                      -                      (1)                              -                            (1)
Depreciation 16                        15                        17                             20                             68
Amortization 10                        9                          10                             10                             39
Stock Compensation 1                          1                          3                               -                            5
EBITDA 102                      118                      115                           118                           453
Separation Costs 2                          1                          -                            1                               4
Restructuring & Realignment Costs -                      -                      4                               15                             19
Adjusted EBITDA 104                      119                      119                           134                           476
Revenue 584                      609                      595                           637                           2,425
Adjusted EBITDA Margin 17.8% 19.5% 20.0% 21.1% 19.6%
Q1 Q2 Q3 Q4 YTD
Income Before Taxes 65                        93                        88                             99                             345
Interest Expense (Income), net -                      -                      (1)                              -                            (1)
Depreciation 16                        19                        19                             14                             68
Amortization 9                          9                          9                               9                               36
Stock Compensation -                      -                      1                               1                               2
EBITDA 90                        121                      116                           123                           450
Separation Costs -                      2                          8                               6                               16
Adjusted EBITDA 90                        123                      124                           129                           466
Revenue 551                      602                      584                           679                           2,416
Adjusted EBITDA Margin 16.3% 20.4% 21.2% 19.0% 19.3%
2011
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Water Infrastructure
($ Millions)
2012

Non-GAAP Reconciliation: Applied Water EBITDA & Adj. EBITDA
Q1 Q2 Q3 Q4 YTD
Income Before Taxes 40                        52                        43                             35                             170
Interest Expense (Income), net -                      -                      -                            -                            -
Depreciation 6                          6                          6                               5                               23
Amortization 1                          1                          1                               2                               5
Stock Compensation 1                          -                      2                               (1)                              2
EBITDA 48                        59                        52                             41                             200
Separation Costs 1                          -                      1                               -                            2
Restructuring & Realignment Costs -                      -                      -                            5                               5
Adjusted EBITDA 49                        59                        53                             46                             207
Revenue 355                      373                      350                           346                           1,424
Adjusted EBITDA Margin 13.8% 15.8% 15.1% 13.3% 14.5%
Q1 Q2 Q3 Q4 YTD
Income Before Taxes 46                        51                        37                             25                             159
Interest Expense (Income), net -                      -                      -                            -                            -
Depreciation 6                          6                          6                               7                               25
Amortization 2                          1                          2                               1                               6
Stock Compensation -                      -                      1                               1                               2
EBITDA 54                        58                        46                             34                             192
Separation Costs -                      -                      9                               4                               13
Adjusted EBITDA 54                        58                        55                             38                             205
Revenue 355                      385                      368                           336                           1,444
Adjusted EBITDA Margin 15.2% 15.1% 14.9% 11.3% 14.2%
2011
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Applied Water
($ Millions)
2012

Non-GAAP Reconciliation: Guidance

Illustration of Mid Point Guidance
2013 Guidance
FY '12 FY '13
As Reported Adjustments Adjusted As Projected Adjustments Adjusted
Total Revenue 3,791 3,791 3,915 3,915
Segment Operating Income 512 30 a 542 487 65 d 552
Segment Operating Margin 13.5% 14.3% 12.4% 14.1%
Corporate Expense 69 (16) b 53 59 - 59
Operating Income 443 46 489 428 65 493
Operating Margin 11.7% 12.9% 10.9% 12.6%
Interest Expense (55) (55) (55) (55)
Other Non-Operating Income (Expense) - - (2) (2)
Income before Taxes 388 46 434 371 65 436
Provision for Income Taxes (91) (13) c (104) (73) (19) c (92)
Net Income 297 33 330 298 46 344
Diluted Shares 186.2 186.2 186.4 186.4
Diluted EPS 1.59 $              0.18 $               1.77 $               1.60 0.25 1.85
a One time separation, restructuring and realignment costs incurred at the segment level
b One time separation, restructuring and realignment costs incurred at the corporate level
c Net tax impact of above items, plus the addition of special tax items
d Restructuring and realignment costs incurred at the segment level
Xylem Inc. Non-GAAP Reconciliation
Guidance
($ Millions, except per share amounts)
$               $               $

Non-GAAP Reconciliation: Adj. Operating Income & Margin

Mid Point Guidance
2008 2009 2010 2011 2012 2013E
Revenue 3,291                 2,849                 3,202                        3,803                        3,791                      3,915
Operating Income 315                      276                      388                           395                           443                          428
Operating Margin 9.6% 9.7% 12.1% 10.4% 11.7% 10.9%
Restructuring & Realignment 41                        31                        15                             -                            24                            65
Separation Costs -                      -                      -                            87                             22                            -
Adjusted Operating Income 356                      307                      403                           482                           489                          493
Adjusted Operating Margin 10.8% 10.8% 12.6% 12.7% 12.9% 12.6%
Standalone Costs -                      -                      -                            5                               28                            -
Adj. Operating Income, excl. Standalone Costs 356                      307                      403                           487                           517                          493
Adjusted Operating Margin, excl. Standalone Costs 10.8% 10.8% 12.6% 12.8% 13.6% 12.6%
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

NYSE: XYL
Phil De Sousa, Investor Relations Officer
(914) 323-5930
Janice Tedesco, Investor Relations Coordinator
(914) 323-5931
http://investors.xyleminc.com
You may scan the QR code for direct
access to the Xylem IR app for iPad®
mobile devices.
Apple and iPad are registered trademarks
of Apple Inc. `